UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 7, 2007 (November 6, 2007)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On November 6, 2007, Analysts International Corporation held a conference call in which management answered questions concerning the Company’s financial results for the third quarter ended September 29, 2007 and future business strategy.  The full text of the question and answer session from the conference call is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference as if fully set forth herein.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The Transcript of the question and answer session from the Company’s November 6, 2007 earnings conference call contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Statements made in this question and answer session by Michael J. LaVelle, interim President and CEO, Elmer Baldwin, President and CEO, or David J. Steichen, CFO, regarding:  (i) our plan to hire additional sales, recruiting or management personnel in the fourth quarter of fiscal year 2007 or during fiscal year 2008; (ii) our plan to make additional business investments during fiscal year 2008 (for a total of $5 million for our business plan); (iii) our expectation to achieve profitability in the first quarter of 2008 and beyond; (iv) our plans as to whether we will continue to repurchase common stock of the Company under our repurchase plan; (v) our intent to evaluate and possibly exit certain businesses or client accounts; (vi) our plan to end our relationship with Alliance Management, Inc. at the end of December 2007; (vii) our expectation that our recovery plan remains a two-year plan and includes investments of $5 million; (viii) our belief about expected operating results for the fourth quarter of 2007; and (ix) our beliefs about prospective business with one of our largest clients and the expected quality of that business are forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  In any forward-looking statement in which Mr. LaVelle, Mr. Baldwin or Mr. Steichen expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:  (i) our success in hiring qualified sales, recruiting and management personnel who can become productive quickly; (ii) decisions about whether we use cash to repurchase shares of the Company or for the capital needs of our business plan; (iii) market conditions in the IT services industry, including but not limited to intense competition for billable technical personnel at competitive rates, any additional pricing pressures from any of our largest clients and the state of the Michigan economy; (iv) our ability to evaluate and exit, if appropriate, certain areas of our business or certain client accounts or contracts in a timely and effective manner; (v) significant rapid growth in the business, a significant loss of a contract or relationship with a client or key technology partner or significant lengthening of payment terms with a major client or technology partner that creates a need for additional working capital; (vi) lack of success in implementing or executing on our strategy for capturing any growth opportunities, including but not limited to geographic expansion or expansion of more profitable areas of our business; and (vii) other economic, business, competitive and/or regulatory factors affecting the Company’s business generally, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K.  All forward-looking statements included in the Transcript are based on information available to the Company on the date of the earnings conference call.   The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in the conference call’s question and answer session to reflect events or circumstances after the date of the conference call or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Analysts International Corporation’s transcript of question and answer session from earnings conference call held on November 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 7, 2007	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of question and answer session from earnings conference call held on November 6, 2007.